Note 3 - Trade Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans and Financing Receivable (Details) - EUR (€) € in Thousands	Dec. 31, 2018	Dec. 31, 2017
Trade accounts receivable	€ 12,907	€ 12,202
Notes receivable	408	181
Less: allowance for doubtful accounts	(1,405)	(1,029)
Total	11,910	11,354
Less current portion	(11,884)	(11,277)
Net Trade accounts and notes receivable, non-current	€ 26	€ 77